UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04450
                                   ----------

                         Franklin Templeton Global Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/09
                          --------

Item 1. Reports to Stockholders.



OCTOBER 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton Global Trust

SIGN UP FOR ELECTRONIC DELIVERY on
franklintempleton.com

                                   (GRAPHIC)

                                                                    FIXED INCOME

                               FRANKLIN TEMPLETON
                               HARD CURRENCY FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - TEMPLETON - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................    1
ANNUAL REPORT
Franklin Templeton Hard Currency Fund ....................................    3
Performance Summary ......................................................    8
Your Fund's Expenses .....................................................   11
Important Notice to Shareholders .........................................   13
Financial Highlights and Statement of Investments ........................   14
Financial Statements .....................................................   18
Notes to Financial Statements ............................................   21
Report of Independent Registered Public Accounting Firm ..................   31
Board Members and Officers ...............................................   32
Shareholder Information ..................................................   37

Shareholder Letter

Dear Shareholder:

The one-year period ended October 31, 2009, offered a vivid reminder of the changeable nature of financial markets. Global economies began the year in a recession that eased later due to coordinated efforts by many governments to address spreading liquidity and credit problems. Economic growth within several key countries returned to positive territory near period-end. Global equity markets experienced record-high volatility until March then had an exceptionally strong rally from mid-March through September. In October, the markets cooled when investors began to question the durability of the nascent global recovery amid increasingly mixed economic signals, especially within the U.S.

Given recent events, we think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reasons to be optimistic about future market stabilization and economic recovery.

Franklin Templeton Hard Currency Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio manager. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Templeton Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Franklin Templeton Hard Currency Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and forward currency contracts denominated in foreign hard currencies. The Fund focuses on countries and markets that historically have experienced low inflation rates and that, in the investment manager's view, follow economic policies conducive to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Templeton Hard Currency Fund covers the period ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Templeton Hard Currency Fund - Class A posted a cumulative total return of +8.09% for the 12 months under review. The Fund underperformed its benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which had a +17.63% total return for the same period.(1) The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The U.S. dollar fell 10.28% relative to major U.S. trading partners during the period.(2) In particular, the dollar depreciated 7.96% versus the Japanese yen and 14.06% versus the euro.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1.) Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: Federal Reserve H10 Report.

(3.) Source: Exshare (via Compustat via Factset).

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

The year under review consisted of two distinct halves. In the first half, the U.S. recession spread throughout the world as the financial crisis intensified, with economic activity and security prices falling sharply. Frozen credit markets and depressed consumer sentiment levels caused a steep drop in economic activity despite policymakers' best efforts. In addition to continued global interest rate easing, the U.S., eurozone and the U.K. implemented quantitative and credit easing policies, and governments worldwide boosted fiscal stimuli to counter the deepening global recession. Partially as a result of this coordinated global response, investor confidence began to improve in March, which gradually benefited economic activity through the increased flow of credit, especially in interbank lending and trade financing. Strong economic activity in China, the thawing of credit markets and the G20 meeting in April also boosted investor confidence.(4) The turnaround led to a more favorable outlook that benefited the global economy through a shift in the inventory adjustment cycle and better corporate bond and equity market performance. Many observers believed the worst of the financial crisis was over, and by the end of the period there was substantial evidence that an economic recovery was underway. Greater risk appetite in the second half of the year benefited non-U.S. dollar currencies as investors' economic outlook improved. Although financial markets and economic activity rebounded significantly from very low levels, economic activity remained weak as deleveraging continued, global trade contracted and unemployment rose.

Inflation fell during the period as weak global growth led to lower prices for commodities, and slackening labor and capital markets pushed most other prices down gradually. Monetary easing in the eurozone continued, although at a slower pace than many economists would have preferred, given the recession's depth and lesser fiscal policy action compared with that of the U.S. In the first half of 2009 compared with the first half of 2008 (year-over-year), the eurozone's average gross domestic product (GDP) contracted 4.9%, which was greater than the U.S. economy's 3.6% contraction.(5) Outside the eurozone, the economic slowdown was more severe in many emerging European countries. Central and eastern Europe was one of the regions most damaged by the financial crisis as it exposed those countries' external imbalances, which were characterized by large foreign borrowing to finance substantial current account deficits. Several countries including Ukraine, Hungary and Latvia sought help from the International Monetary Fund (IMF). Even Poland, which was in a comparatively strong position relative to its regional peers, took advantage of the IMF's new, prequalified loan facility, though it did not draw on these resources.

(4.) The G20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.

(5.) Source: Eurostat.


                                4 | Annual Report

In Asia, growth differed significantly between large economies with higher domestic demand and small economies more dependent on exports. The large economies, particularly China, India, and Indonesia, were more resistant to the global recession as aggressive fiscal and monetary responses helped offset declining exports. Within these three countries, domestic demand was resilient and accounted for a bigger share of these economies. In contrast, the smaller economies suffered quick, severe recessions as their reliance on export demand made them more vulnerable to the global downturn. In addition, production dropped more than export demand, allowing inventories to fall to levels more in line with reduced global consumption. However, even some of these very badly affected economies showed signs of improvement toward period-end. The Japanese economy was the weakest among large, developed economies. GDP contracted an average of 6.7% year-over-year during the past three calendar quarters due to subdued domestic consumption, weak external demand and lackluster government spending.(6) Japan's trade balance worsened as the global recession and difficulties in obtaining credit negatively impacted machinery exports, an important sector for the economy.

INVESTMENT STRATEGY

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term.

MANAGER'S DISCUSSION

The Fund continued to act as a hedge against U.S. dollar depreciation, as the dollar fell 10.28% relative to its major trading partners during the period.(3) The dollar traded for much of the year in line with broad risk appetite as the financial crisis led to increased correlation between many risk assets. In the beginning of the Fund's fiscal year, as equity markets fell and deleveraging intensified, the dollar strengthened against most currencies as loans were repaid and investors sought to reduce risk. However, in the second half of the year, this appreciation more than reversed due to increased risk appetite and historically low U.S. interest rates. The U.S. current account continued to reflect a large deficit despite some improvement as the savings rate rose. Financing for this deficit continued to rely on foreigners' purchases of Treasury bonds as the U.S. government increased issuance to help compensate for lost revenue and fiscal stimulus measures.

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods, services, income and transfers are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(6.) Source: Economic and Social Research Institute.


                               Annual Report | 5

CURRENCY BREAKDOWN
10/31/09

                       % OF TOTAL
                       NET ASSETS
                       ----------
ASIA PACIFIC              49.0%
Japanese Yen              24.7%
Australian Dollar         11.0%
Indonesian Rupiah          5.4%
Malaysian Ringgit          3.7%
South Korean Won           2.5%
Indian Rupee               1.7%
EUROPE                    48.0%
Swedish Krona             21.8%
Norwegian Krone           16.8%
Swiss Franc                7.2%
Polish Zloty               2.1%
Euro                       0.1%
AMERICAS                   2.0%
Canadian Dollar            6.8%
Brazilian Real             1.7%
Chilean Peso               1.0%
U.S. Dollar*              -7.5%
MIDDLE EAST & AFRICA       1.0%
Israeli New Shekel         1.0%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

ASIA

The Fund continued to favor the currencies of developing Asian economies due to their strong relative growth and healthy external balances. We added significant exposure to the Australian dollar during the year as it benefited from stronger growth in developing Asian economies and the financial crisis had a more modest impact there than in other developed economies. The country's more moderate downturn led the Reserve Bank of Australia to be one of the first in the world to start raising interest rates. The Fund's exposures to Asian currencies generated mixed results during the year. The Australian dollar and Indonesian rupiah, which the Fund also added exposure to during the year, appreciated 36.96% and 14.14% against the U.S. dollar.(3) The Fund eliminated its exposure to the Singapore dollar and reduced its exposure to the Malaysian ringgit during the period, and these currencies appreciated 6.10% and 4.06% against the U.S. dollar.(3) The Japanese yen continued to be a large exposure for the Fund and it appreciated 8.65%.(3)

AMERICAS

In the Americas, the Fund added exposure to the Canadian dollar. The currency appreciated 12.87% against the U.S. dollar during the year as it benefited from a commodity price rebound and the relatively lower financing requirement of its fiscal and external accounts.(3) The Fund also added exposures to the Brazilian real and Chilean peso in the second half of the year. These currencies benefited from early rebounds in economic activity as both countries suffered brief severe recessions that local policymakers confronted with aggressive monetary and fiscal responses. Such countercyclical policies have so far been more effective in stimulating domestic demand in traditional emerging markets in this cycle than in the past.

EUROPE

In Europe, we continued to favor non-euro European currencies. These developed economies also suffered significant downturns during the year, but the outlook for countries like Norway and Sweden, where the Fund increased exposures, was for stronger growth than in the U.K. or eurozone. The Norwegian krone, which appreciated 18.15% against the dollar during the year, benefited from the country's commodity exports and an interest rate hike at the end of the year.(3) The Swedish krona, which appreciated 10.51% during the year, lagged other regional currencies due to investors' fears regarding an economic spillover from the faltering Baltics that we think could be overstated.(3) The Fund also had a large position in the Swiss franc, which it reduced during the year after it appeared to us the worst of the deleveraging had passed. The Swiss franc appreciated 14.04% versus the U.S. dollar.(3) The Fund maintained little exposure to the euro throughout the year, which hampered relative returns.


                                6 | Annual Report

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.
Portfolio Manager
Franklin Templeton Hard Currency Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

Please note that although the Fund's Statement of Investments on page 16 of this report indicates the Fund held 38.0% of its net assets in U.S. dollar-denominated assets as of 10/31/09, its net exposure to the U.S. dollar as of that date was only -7.5%. The difference is explained by the Fund's holdings of forward currency exchange contracts (please see Statement of Investments in the Financial Statements on page 16 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.


                               Annual Report | 7

Performance Summary as of 10/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: ICPHX)                         CHANGE   10/31/09   10/31/08
-----------------------                         ------   --------   --------
Net Asset Value (NAV)                           +$0.48     $9.61      $9.13
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                       $0.2260
Tax Return of Capital                 $0.0176
   TOTAL                              $0.2436


ADVISOR CLASS (SYMBOL: ICHHX)                   CHANGE   10/31/09   10/31/08
-----------------------------                   ------   --------   --------
Net Asset Value (NAV)                           +$0.50     $9.65      $9.15
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                       $0.2332
Tax Return of Capital                 $0.0176
   TOTAL                              $0.2508

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        1-YEAR     5-YEAR    10-YEAR
-------                                        -------   --------   -------
Cumulative Total Return(1)                       +8.09%   +26.70%    +61.84%
Average Annual Total Return(2)                   +5.66%    +4.36%     +4.69%
Value of $10,000 Investment(3)                 $10,566   $12,381    $15,819
Avg. Ann. Total Return (9/30/09)(4)              +3.76%    +5.02%     +4.67%
   30-Day Standardized Yield(5)       -0.50%
   Total Annual Operating
      Expenses(6)                      1.09%

ADVISOR CLASS                                  1-YEAR     5-YEAR   10-YEAR
-------------                                  -------   -------   -------
Cumulative Total Return(1)                       +8.49%  +28.66%    +67.30%
Average Annual Total Return(2)                   +8.49%   +5.17%     +5.28%
Value of $10,000 Investment(3)                 $10,849   $12,866    $16,730
Avg. Ann. Total Return (9/30/09)(4)              +6.39%   +5.82%     +5.25%
   30-Day Standardized Yield(5)       -0.21%
   Total Annual Operating
      Expenses(6)                      0.79%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/99-10/31/09)

                FRANKLIN       JP MORGAN
             TEMPLETON HARD    3 MONTH
             CURRENCY FUND    GLOBAL CASH
   DATE        - CLASS A         INDEX
----------   --------------   -----------
 11/1/1999       $ 9,774        $10,000
11/30/1999       $ 9,579        $ 9,772
12/31/1999       $ 9,590        $ 9,817
 1/31/2000       $ 9,239        $ 9,651
 2/29/2000       $ 9,104        $ 9,533
 3/31/2000       $ 9,332        $ 9,590
 4/30/2000       $ 8,926        $ 9,246
 5/31/2000       $ 9,030        $ 9,309
 6/30/2000       $ 9,312        $ 9,599
 7/31/2000       $ 9,019        $ 9,368
 8/31/2000       $ 8,809        $ 9,181
 9/30/2000       $ 8,758        $ 9,105
10/31/2000       $ 8,462        $ 8,864
11/30/2000       $ 8,621        $ 9,006
12/31/2000       $ 8,992        $ 9,539
 1/31/2001       $ 8,917        $ 9,495
 2/28/2001       $ 8,790        $ 9,384
 3/31/2001       $ 8,427        $ 9,063
 4/30/2001       $ 8,491        $ 9,175
 5/31/2001       $ 8,331        $ 8,973
 6/30/2001       $ 8,233        $ 8,963
 7/31/2001       $ 8,471        $ 9,175
 8/31/2001       $ 8,773        $ 9,474
 9/30/2001       $ 8,869        $ 9,460
10/31/2001       $ 8,782        $ 9,421
11/30/2001       $ 8,728        $ 9,423
12/31/2001       $ 8,630        $ 9,380
 1/31/2002       $ 8,378        $ 9,183
 2/28/2002       $ 8,443        $ 9,245
 3/31/2002       $ 8,563        $ 9,352
 4/30/2002       $ 8,828        $ 9,607
 5/31/2002       $ 9,137        $ 9,950
 6/30/2002       $ 9,448        $10,383
 7/31/2002       $ 9,392        $10,310
 8/31/2002       $ 9,414        $10,370
 9/30/2002       $ 9,493        $10,418
10/31/2002       $ 9,582        $10,483
11/30/2002       $ 9,672        $10,548
12/31/2002       $10,162        $10,970
 1/31/2003       $10,395        $11,209
 2/28/2003       $10,523        $11,301
 3/31/2003       $10,571        $11,410
 4/30/2003       $10,735        $11,662
 5/31/2003       $11,228        $12,172
 6/30/2003       $11,086        $12,052
 7/31/2003       $10,909        $11,829
 8/31/2003       $10,802        $11,702
 9/30/2003       $11,301        $12,332
10/31/2003       $11,408        $12,437
11/30/2003       $11,693        $12,744
12/31/2003       $12,120        $13,285
 1/31/2004       $12,057        $13,181
 2/29/2004       $12,120        $13,193
 3/31/2004       $12,029        $13,181
 4/30/2004       $11,663        $12,819
 5/31/2004       $11,764        $13,020
 6/30/2004       $11,731        $13,004
 7/31/2004       $11,681        $12,930
 8/31/2004       $11,845        $13,063
 9/30/2004       $12,156        $13,341
10/31/2004       $12,485        $13,686
11/30/2004       $13,005        $14,252
12/31/2004       $13,147        $14,477
 1/31/2005       $12,856        $14,048
 2/28/2005       $13,107        $14,285
 3/31/2005       $12,914        $14,057
 4/30/2005       $12,874        $14,025
 5/31/2005       $12,569        $13,574
 6/30/2005       $12,442        $13,387
 7/31/2005       $12,455        $13,406
 8/31/2005       $12,602        $13,598
 9/30/2005       $12,559        $13,464
10/31/2005       $12,506        $13,347
11/30/2005       $12,479        $13,193
12/31/2005       $12,590        $13,236
 1/31/2006       $13,000        $13,620
 2/28/2006       $12,887        $13,454
 3/31/2006       $12,906        $13,513
 4/30/2006       $13,446        $14,092
 5/31/2006       $13,517        $14,368
 6/30/2006       $13,429        $14,307
 7/31/2006       $13,472        $14,354
 8/31/2006       $13,443        $14,425
 9/30/2006       $13,342        $14,307
10/31/2006       $13,514        $14,493
11/30/2006       $13,802        $14,947
12/31/2006       $13,654        $14,884
 1/31/2007       $13,552        $14,742
 2/28/2007       $13,712        $14,960
 3/31/2007       $13,863        $15,121
 4/30/2007       $14,068        $15,525
 5/31/2007       $13,995        $15,420
 6/30/2007       $14,045        $15,545
 7/31/2007       $14,267        $15,802
 8/31/2007       $14,267        $15,756
 9/30/2007       $14,894        $16,468
10/31/2007       $15,178        $16,863
11/30/2007       $15,133        $16,955
12/31/2007       $15,160        $16,936
 1/31/2008       $15,478        $17,203
 2/29/2008       $15,797        $17,673
 3/31/2008       $16,072        $18,171
 4/30/2008       $15,881        $18,048
 5/31/2008       $15,817        $18,116
 6/30/2008       $15,848        $18,305
 7/31/2008       $15,688        $18,200
 8/31/2008       $15,161        $17,353
 9/30/2008       $14,972        $16,754
10/31/2008       $14,635        $15,435
11/30/2008       $14,427        $15,408
12/31/2008       $15,325        $16,390
 1/31/2009       $14,732        $15,596
 2/28/2009       $14,090        $15,327
 3/31/2009       $14,354        $15,955
 4/30/2009       $14,568        $16,189
 5/31/2009       $15,028        $17,253
 6/30/2009       $14,930        $17,123
 7/31/2009       $15,407        $17,493
 8/31/2009       $15,506        $17,675
 9/30/2009       $15,884        $18,009
10/31/2009       $15,819        $18,157

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/09
-------   --------
1-Year     +5.66%
5-Year     +4.36%
10-Year    +4.69%

ADVISOR CLASS (11/1/99-10/31/09)

                FRANKLIN       JP MORGAN
             TEMPLETON HARD    3 MONTH
             CURRENCY FUND-   GLOBAL CASH
   DATE      ADVISOR CLASS       INDEX
----------   --------------   -----------
 11/1/1999       $10,000        $10,000
11/30/1999       $ 9,801        $ 9,772
12/31/1999       $ 9,815        $ 9,817
 1/31/2000       $ 9,456        $ 9,651
 2/29/2000       $ 9,319        $ 9,533
 3/31/2000       $ 9,557        $ 9,590
 4/30/2000       $ 9,142        $ 9,246
 5/31/2000       $ 9,248        $ 9,309
 6/30/2000       $ 9,541        $ 9,599
 7/31/2000       $ 9,241        $ 9,368
 8/31/2000       $ 9,027        $ 9,181
 9/30/2000       $ 8,981        $ 9,105
10/31/2000       $ 8,678        $ 8,864
11/30/2000       $ 8,840        $ 9,006
12/31/2000       $ 9,216        $ 9,539
 1/31/2001       $ 9,151        $ 9,495
 2/28/2001       $ 9,020        $ 9,384
 3/31/2001       $ 8,645        $ 9,063
 4/30/2001       $ 8,711        $ 9,175
 5/31/2001       $ 8,557        $ 8,973
 6/30/2001       $ 8,465        $ 8,963
 7/31/2001       $ 8,708        $ 9,175
 8/31/2001       $ 9,007        $ 9,474
 9/30/2001       $ 9,123        $ 9,460
10/31/2001       $ 9,034        $ 9,421
11/30/2001       $ 8,978        $ 9,423
12/31/2001       $ 8,888        $ 9,380
 1/31/2002       $ 8,629        $ 9,183
 2/28/2002       $ 8,697        $ 9,245
 3/31/2002       $ 8,816        $ 9,352
 4/30/2002       $ 9,100        $ 9,607
 5/31/2002       $ 9,418        $ 9,950
 6/30/2002       $ 9,743        $10,383
 7/31/2002       $ 9,686        $10,310
 8/31/2002       $ 9,709        $10,370
 9/30/2002       $ 9,802        $10,418
10/31/2002       $ 9,906        $10,483
11/30/2002       $ 9,987        $10,548
12/31/2002       $10,503        $10,970
 1/31/2003       $10,743        $11,209
 2/28/2003       $10,888        $11,301
 3/31/2003       $10,947        $11,410
 4/30/2003       $11,104        $11,662
 5/31/2003       $11,626        $12,172
 6/30/2003       $11,477        $12,052
 7/31/2003       $11,294        $11,829
 8/31/2003       $11,196        $11,702
 9/30/2003       $11,710        $12,332
10/31/2003       $11,833        $12,437
11/30/2003       $12,129        $12,744
12/31/2003       $12,578        $13,285
 1/31/2004       $12,513        $13,181
 2/29/2004       $12,578        $13,193
 3/31/2004       $12,498        $13,181
 4/30/2004       $12,119        $12,819
 5/31/2004       $12,237        $13,020
 6/30/2004       $12,190        $13,004
 7/31/2004       $12,150        $12,930
 8/31/2004       $12,334        $13,063
 9/30/2004       $12,648        $13,341
10/31/2004       $13,004        $13,686
11/30/2004       $13,544        $14,252
12/31/2004       $13,687        $14,477
 1/31/2005       $13,398        $14,048
 2/28/2005       $13,659        $14,285
 3/31/2005       $13,458        $14,057
 4/30/2005       $13,430        $14,025
 5/31/2005       $13,113        $13,574
 6/30/2005       $12,984        $13,387
 7/31/2005       $13,012        $13,406
 8/31/2005       $13,164        $13,598
 9/30/2005       $13,111        $13,464
10/31/2005       $13,069        $13,347
11/30/2005       $13,027        $13,193
12/31/2005       $13,166        $13,236
 1/31/2006       $13,594        $13,620
 2/28/2006       $13,476        $13,454
 3/31/2006       $13,487        $13,513
 4/30/2006       $14,067        $14,092
 5/31/2006       $14,141        $14,368
 6/30/2006       $14,059        $14,307
 7/31/2006       $14,103        $14,354
 8/31/2006       $14,073        $14,425
 9/30/2006       $13,980        $14,307
10/31/2006       $14,160        $14,493
11/30/2006       $14,461        $14,947
12/31/2006       $14,317        $14,884
 1/31/2007       $14,210        $14,742
 2/28/2007       $14,378        $14,960
 3/31/2007       $14,546        $15,121
 4/30/2007       $14,761        $15,525
 5/31/2007       $14,684        $15,420
 6/30/2007       $14,733        $15,545
 7/31/2007       $14,982        $15,802
 8/31/2007       $14,982        $15,756
 9/30/2007       $15,647        $16,468
10/31/2007       $15,944        $16,863
11/30/2007       $15,913        $16,955
12/31/2007       $15,935        $16,936
 1/31/2008       $16,269        $17,203
 2/29/2008       $16,619        $17,673
 3/31/2008       $16,905        $18,171
 4/30/2008       $16,704        $18,048
 5/31/2008       $16,637        $18,116
 6/30/2008       $16,681        $18,305
 7/31/2008       $16,513        $18,200
 8/31/2008       $15,976        $17,353
 9/30/2008       $15,775        $16,754
10/31/2008       $15,421        $15,435
11/30/2008       $15,202        $15,408
12/31/2008       $16,159        $16,390
 1/31/2009       $15,535        $15,596
 2/28/2009       $14,860        $15,327
 3/31/2009       $15,154        $15,955
 4/30/2009       $15,380        $16,189
 5/31/2009       $15,864        $17,253
 6/30/2009       $15,761        $17,123
 7/31/2009       $16,263        $17,493
 8/31/2009       $16,384        $17,675
 9/30/2009       $16,782        $18,009
10/31/2009       $16,730        $18,157

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   10/31/09
-------------   --------
1-Year           +8.49%
5-Year           +5.17%
10-Year          +5.28%


                               Annual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. THE FUND'S ASSETS ARE LARGELY INVESTED IN FOREIGN CURRENCIES, AND THEREFORE INVOLVE POTENTIAL FOR SIGNIFICANT GAIN OR LOSS FROM CURRENCY EXCHANGE RATE FLUCTUATIONS. THE FUND DOES NOT SEEK TO MAINTAIN A STABLE NET ASSET VALUE AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: J.P. Morgan. The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.


                               10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 5/1/09      VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,085.90             $5.15
Hypothetical (5% return before expenses)         $1,000           $1,020.27             $4.99

ADVISOR CLASS
Actual                                           $1,000           $1,087.80             $3.74
Hypothetical (5% return before expenses)         $1,000           $1,021.63             $3.62

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.98% and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               12 | Annual Report

Important Notice to Shareholders

REVISED SECTION 19(A) NOTICE

The Fund's previous estimate of the sources from which its dividends of $0.2436 per share for Class A and $0.2508 per share for Advisor Class, which were paid on December 17, 2008 (ex-dividend date December 15, 2008), have been revised to reflect that $0.2260 and $0.2332 of such amounts represented a distribution of net investment income for Class A and Advisor Class, respectively; $0.0000 and $0.0000 of such amounts represented gain from the sale of securities for Class A and Advisor Class, respectively; and $0.0176 and $0.0176 of such amounts represented a return of capital for tax purposes for Class A and Advisor Class, respectively.


                               Annual Report | 13

Franklin Templeton Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                                                     YEAR ENDED OCTOBER 31,
                                                                    ----------------------------------------------------------
CLASS A                                                               2009       2008         2007         2006         2005
-------                                                             --------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   9.13   $  10.16     $   9.39     $   9.34     $   9.85
                                                                    --------   --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ..............................      (0.02)      0.10         0.28         0.24         0.15
   Net realized and unrealized gains (losses) ...................       0.74      (0.45)        0.84         0.47        (0.12)
                                                                    --------   --------     --------     --------     --------
Total from investment operations ................................       0.72      (0.35)        1.12         0.71         0.03
                                                                    --------   --------     --------     --------     --------
Less distributions from:
   Net investment income and net realized foreign
      currency gains ............................................      (0.22)     (0.68)       (0.35)       (0.66)       (0.46)
   Net realized gains ...........................................         --         --           --           --        (0.08)
   Tax return of capital ........................................      (0.02)        --           --           --           --
                                                                    --------   --------     --------     --------     --------
Total distributions .............................................      (0.24)     (0.68)       (0.35)       (0.66)       (0.54)
                                                                    --------   --------     --------     --------     --------
Redemption fees(c) ..............................................         --         --(d)        --(d)        --(d)        --(d)
                                                                    --------   --------     --------     --------     --------
Net asset value, end of year ....................................   $   9.61   $   9.13     $  10.16     $   9.39     $   9.34
                                                                    ========   ========     ========     ========     ========
Total return(e) .................................................       8.09%     (3.57)%      12.31%        8.06%        0.17%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction ...............................       0.95%      1.09%        1.09%        1.13%        1.19%
Expenses net of expense reduction ...............................       0.94%      1.09%(f)     1.09%(f)     1.13%(f)     1.19%(f)
Net investment income (loss) ....................................      (0.28)%     1.07%        2.97%        2.58%        1.54%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $422,665   $479,764     $323,255     $322,449     $190,163

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                                                     YEAR ENDED OCTOBER 31,
                                                                    --------------------------------------------------------
ADVISOR CLASS                                                         2009        2008         2007        2006        2005
-------------                                                       -------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $  9.15     $  10.18     $  9.41     $  9.36     $  9.87
                                                                    -------     --------     -------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ..............................        --(c)      0.14        0.31        0.27        0.18
   Net realized and unrealized gains (losses) ...................      0.75        (0.46)       0.84        0.47       (0.12)
                                                                    -------     --------     -------     -------     -------
Total from investment operations ................................      0.75        (0.32)       1.15        0.74        0.06
                                                                    -------     --------     -------     -------     -------
Less distributions from:
   Net investment income and net realized foreign
      currency gains ............................................     (0.23)       (0.71)      (0.38)      (0.69)      (0.49)
   Net realized gains ...........................................        --           --          --          --       (0.08)
   Tax return of capital ........................................     (0.02)          --          --          --          --
                                                                    -------     --------     -------     -------     -------
Total distributions .............................................     (0.25)       (0.71)      (0.38)      (0.69)      (0.57)
                                                                    -------     --------     -------     -------     -------
Redemption fees(d) ..............................................        --           --(c)       --(c)       --(c)       --(c)
                                                                    -------     --------     -------     -------     -------
Net asset value, end of year ....................................   $  9.65     $   9.15     $ 10.18     $  9.41     $  9.36
                                                                    =======     ========     =======     =======     =======
Total return ....................................................      8.49%       (3.28)%     12.60%       8.35%       0.50%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction ...............................      0.67%        0.78%       0.84%       0.83%       0.83%
Expenses net of expense reduction ...............................      0.66%        0.78%(e)    0.84%(e)    0.83%(e)    0.83%(e)
Net investment income ...........................................        --%(f)     1.38%       3.22%       2.88%       1.89%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $78,551     $110,247     $89,942     $40,912     $17,532

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Templeton Global Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009


    FRANKLIN TEMPLETON HARD CURRENCY FUND                                       PRINCIPAL AMOUNT(a)       VALUE
    -------------------------------------                                       -------------------   ------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 60.1%
(b) Canada Treasury Bill, 12/10/09 ..........................................       24,500,000 CAD    $ 22,645,597
    Government of Australia, 5.25%, 8/15/10 .................................        9,000,000 AUD       8,153,117
    Government of Japan,
       0.50%, 2/15/10 .......................................................    2,300,000,000 JPY      25,583,775
       0.60%, 9/20/10 .......................................................    3,000,000,000 JPY      33,453,717
    Government of Sweden, 4.00%, 12/01/09 ...................................      592,500,000 SEK      83,744,220
(b) Norway Treasury Bill,
       3/17/10 ..............................................................      231,850,000 NOK      40,197,922
       6/16/10 ..............................................................      100,000,000 NOK      17,228,379
    Queensland Treasury Corp., 10, 5.50%, 5/14/10 ...........................       24,500,000 AUD      22,285,896
(b) Sweden Treasury Bill, 12/16/09 ..........................................      180,000,000 SEK      25,363,638
    Treasury Corp. Victoria, 5.50%, 9/15/10 .................................       25,000,000 AUD      22,736,820
                                                                                                      ------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $281,715,659) ......                          301,393,081
                                                                                                      ------------

                                                                                      SHARES
                                                                                -------------------
    MONEY MARKET FUNDS (COST $190,310,369) 38.0%
(c) Institutional Fiduciary Trust Money Market Portfolio, 0.00% .............      190,310,369         190,310,369
                                                                                                      ------------
    TOTAL INVESTMENTS (COST $472,026,028) 98.1% .............................                          491,703,450
    OTHER ASSETS, LESS LIABILITIES 1.9% .....................................                            9,513,422
                                                                                                      ------------
    NET ASSETS 100.0% .......................................................                         $501,216,872
                                                                                                      ============

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The security is traded on a discount basis with no stated coupon rate.

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At October 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

FORWARD EXCHANGE CONTRACTS

                                                                       CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                     COUNTERPARTY   TYPE       QUANTITY         AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                     ------------   ----   ---------------   -----------   ----------   ------------   ------------
Swedish Krona ............       DBAB       Sell        24,287,655   $ 2,947,173    11/16/09     $       --    $   (476,111)
Swedish Krona ............       DBAB       Buy         24,287,655     2,983,741    11/16/09        439,543              --
Australian Dollar ........       BOFA       Buy          2,200,000     1,439,900    11/17/09        535,682              --
Poland Zloty .............       DBAB       Buy          2,700,000       872,657    11/24/09         58,568              --
Swiss Franc ..............       DBAB       Buy          4,537,463     4,133,609    11/27/09        289,684              --
Malaysian Ringgit ........       JPHQ       Buy          6,000,000     1,635,992    12/14/09        118,882              --
Swiss Franc ..............       DBAB       Buy          2,750,000     2,513,711    12/29/09        167,676              --
Swiss Franc ..............       UBSW       Buy         10,146,672     8,893,568     1/22/10      1,001,607              --
Poland Zloty .............       DBAB       Buy          7,000,000     2,046,963     1/25/10        356,666              --
South Korean Won .........       HSBC       Buy      3,297,000,000     2,424,265     2/12/10        352,059              --
Japanese Yen .............       DBAB       Sell       774,539,750     7,858,561     2/16/10             --        (754,807)
Japanese Yen .............       DBAB       Buy        774,539,750     8,636,898     2/16/10             --         (23,531)


                               16 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                       CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                     COUNTERPARTY   TYPE       QUANTITY         AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                     ------------   ----   ---------------   -----------   ----------   ------------   ------------
Swedish Krona ............       DBAB       Sell        27,820,000   $ 3,380,439     2/17/10     $        --   $  (542,846)
Swedish Krona ............       DBAB       Buy         27,820,000     3,357,268     2/17/10         566,017            --
Swiss Franc ..............       DBAB       Buy          5,000,000     4,324,885     3/04/10         552,719            --
Poland Zloty .............       DBAB       Buy          4,800,000     1,371,429     3/17/10         271,164            --
South Korean Won .........       JPHQ       Buy     11,778,110,000     8,770,000     4/01/10       1,145,611            --
Mexican Peso .............       DBAB       Sell       165,419,010    12,164,504     4/05/10              --       (90,025)
Mexican Peso .............       DBAB       Buy        165,419,010    11,070,000     4/05/10       1,184,529            --
Japanese Yen .............       BZWS       Buy      5,856,456,029    63,657,131     4/28/10       1,515,584            --
Swiss Franc ..............       DBAB       Buy          4,568,615     4,293,004     6/07/10         168,055            --
Poland Zloty .............       DBAB       Buy          2,514,355       774,124     6/14/10          81,225            --
Poland Zloty .............       DBAB       Buy          6,900,000     2,099,051     6/29/10         245,902            --
Poland Zloty .............       DBAB       Buy          1,800,000       579,579     7/20/10          31,297            --
Indonesian Rupiah ........       HSBC       Buy    208,055,500,000    19,779,019     7/30/10         838,227            --
Malaysian Ringgit ........       HSBC       Buy         57,816,100    16,373,860     7/30/10         410,336            --
Indonesian Rupiah ........       HSBC       Buy     67,360,000,000     6,180,384     9/07/10         440,632            --
Poland Zloty .............       DBAB       Buy          4,402,925     1,473,289     9/07/10          16,433            --
Brazilian Real ...........       DBAB       Buy         16,214,000     8,800,000    10/21/10              --      (256,228)
Canadian Dollar ..........       UBSW       Buy         12,166,830    11,700,000    10/21/10              --      (464,807)
Chilean Peso .............       DBAB       Buy      2,761,650,000     5,100,000    10/21/10         154,607            --
Indian Rupee .............       DBAB       Buy        412,544,000     8,800,000    10/21/10              --      (259,600)
Israeli Shekel ...........       DBAB       Buy         18,889,380     5,100,000    10/21/10              --       (64,148)
Norwegian Krone ..........       UBSW       Buy        157,066,250    27,500,000    10/21/10              --      (558,382)
Swiss Franc ..............       UBSW       Buy         10,000,000     9,890,219    10/21/10              --      (103,941)
                                                                                                 -----------   ------------
   Unrealized appreciation (depreciation) ...................................................     10,942,705    (3,594,426)
                                                                                                 -----------   ------------
      Net unrealized appreciation (depreciation) ............................................    $ 7,348,279
                                                                                                 ===========

See Abbreviations on page 30.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Templeton Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

                                                                     FRANKLIN
                                                                    TEMPLETON
                                                                   HARD CURRENCY
                                                                       FUND
                                                                   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................   $281,715,659
      Cost - Sweep Money Fund (Note 7) .........................    190,310,369
                                                                   ------------
      Total cost of investments ................................   $472,026,028
                                                                   ------------
      Value - Unaffiliated issuers .............................   $301,393,081
      Value - Sweep Money Fund (Note 7) ........................    190,310,369
                                                                   ------------
      Total value of investments ...............................    491,703,450
   Cash on deposit from brokers ................................      2,180,000
   Receivables:
      Capital shares sold ......................................      1,972,461
      Interest .................................................      3,907,924
   Unrealized appreciation on forward exchange contracts .......     10,942,705
   Other assets ................................................            363
                                                                   ------------
         Total assets ..........................................    510,706,903
                                                                   ============
Liabilities:
   Payables:
      Capital shares redeemed ..................................      3,255,985
      Affiliates ...............................................        390,095
   Due to brokers ..............................................      2,180,000
   Unrealized depreciation on forward exchange contracts .......      3,594,426
   Accrued expenses and other liabilities ......................         69,525
                                                                   ------------
         Total liabilities .....................................      9,490,031
                                                                   ------------
            Net assets, at value ...............................   $501,216,872
                                                                   ============
Net assets consist of:
   Paid-in capital .............................................   $486,548,509
   Distributions in excess of net investment income ............     (7,752,860)
   Net unrealized appreciation (depreciation) ..................     27,261,493
   Accumulated net realized gain (loss) ........................     (4,840,270)
                                                                   ------------
            Net assets, at value ...............................   $501,216,872
                                                                   ============
CLASS A:
   Net assets, at value ........................................   $422,665,419
                                                                   ============
   Shares outstanding ..........................................     43,967,192
                                                                   ============
   Net asset value per share(a) ................................   $       9.61
                                                                   ============
   Maximum offering price per share (net asset value per
      share / 97.75%) ..........................................   $       9.83
                                                                   ============
ADVISOR CLASS:
   Net assets, at value ........................................   $ 78,551,453
                                                                   ============
   Shares outstanding ..........................................      8,136,870
                                                                   ============
   Net asset value and maximum offering price per share ........   $       9.65
                                                                   ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Templeton Global Trust

STATEMENT OF OPERATIONS
for the year ended October 31, 2009

                                                                             FRANKLIN
                                                                            TEMPLETON
                                                                           HARD CURRENCY
                                                                                FUND
                                                                           -------------
Investment income:
   Dividends from Sweep Money Fund (Note 7) ............................   $    481,556
   Interest ............................................................      2,924,838
                                                                           ------------
         Total investment income .......................................      3,406,394
                                                                           ------------
Expenses:
   Management fees (Note 3a) ...........................................      2,718,711
   Distribution fees: (Note 3c)
      Class A ..........................................................      1,113,186
   Transfer agent fees (Note 3e) .......................................        362,190
   Custodian fees (Note 4) .............................................         32,717
   Reports to shareholders .............................................         54,983
   Registration and filing fees ........................................        113,118
   Professional fees ...................................................         63,483
   Trustees' fees and expenses .........................................         44,965
   Other ...............................................................         24,886
                                                                           ------------
         Total expenses ................................................      4,528,239
         Expense reductions (Note 4) ...................................        (20,308)
                                                                           ------------
            Net expenses ...............................................      4,507,931
                                                                           ------------
               Net investment income (loss) ............................     (1,101,537)
                                                                           ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................    (13,453,403)
      Foreign currency transactions ....................................    (24,456,455)
                                                                           ------------
               Net realized gain (loss) ................................    (37,909,858)
                                                                           ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................     46,149,066
      Translation of other assets and liabilities denominated in
         foreign currencies ............................................     33,155,636
                                                                           ------------
               Net change in unrealized appreciation (depreciation) ....     79,304,702
                                                                           ------------
Net realized and unrealized gain (loss) ................................     41,394,844
                                                                           ------------
Net increase (decrease) in net assets resulting from operations ........   $ 40,293,307
                                                                           ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Templeton Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         FRANKLIN TEMPLETON
                                                                                         HARD CURRENCY FUND
                                                                                    ----------------------------
                                                                                       YEAR ENDED OCTOBER 31,
                                                                                    ----------------------------
                                                                                         2009           2008
                                                                                    -------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ..............................................   $  (1,101,537)  $  6,721,294
      Net realized gain (loss) from investments and foreign currency
         transactions ...........................................................     (37,909,858)    33,671,624
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies .............................................................      79,304,702    (72,335,267)
                                                                                    -------------   ------------
            Net increase (decrease) in net assets resulting from operations .....      40,293,307    (31,942,349)
                                                                                    -------------   ------------
   Distributions to shareholders from:
      Net investment income and net realized foreign currency gains:
         Class A ................................................................     (11,863,542)   (24,946,669)
         Advisor Class ..........................................................      (2,834,750)    (7,360,551)
      Tax return of capital
         Class A ................................................................        (921,968)            --
         Advisor Class ..........................................................        (213,501)            --
                                                                                    -------------   ------------
   Total distributions to shareholders ..........................................     (15,833,761)   (32,307,220)
                                                                                    -------------   ------------
   Capital share transactions: (Note 2)
         Class A ................................................................     (74,843,177)   207,656,432
         Advisor Class ..........................................................     (38,410,835)    33,402,153
                                                                                    -------------   ------------
   Total capital share transactions .............................................    (113,254,012)   241,058,585
                                                                                    -------------   ------------
   Redemption fees ..............................................................              --          4,548
                                                                                    -------------   ------------
            Net increase (decrease) in net assets ...............................     (88,794,466)   176,813,564
Net assets:
   Beginning of year ............................................................     590,011,338    413,197,774
                                                                                    -------------   ------------
   End of year ..................................................................   $ 501,216,872   $590,011,338
                                                                                    =============   ============
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of year ...............................................................   $  (7,752,860)  $ 24,176,695
                                                                                    =============   ============

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Templeton Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                               Annual Report | 21

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.


                               22 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund enters into forward exchange contracts generally in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

See Note 9 regarding other derivative information.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               Annual Report | 23

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                        YEAR ENDED OCTOBER 31,
                                      ----------------------------------------------------------
                                                 2009                          2008
                                      ----------------------------   ---------------------------
                                         SHARES          AMOUNT         SHARES         AMOUNT
                                      ------------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold                          30,384,530   $ 278,622,262    49,620,090   $ 485,804,936
   Shares issued in reinvestment of
     distributions                         669,338       6,064,199     1,803,679      17,049,806
   Shares redeemed                     (39,662,448)   (359,529,638)  (30,657,256)   (295,198,310)
                                      ------------   -------------   -----------   -------------
   Net increase (decrease)              (8,608,580)  $ (74,843,177)   20,766,513   $ 207,656,432
                                      ============   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold                           8,433,106   $  78,129,400    10,017,916   $  98,876,758
   Shares issued in reinvestment of
     distributions                         283,675       2,575,771       601,584       5,709,332
   Shares redeemed                    (12,634,000)    (119,116,006)   (7,399,133)    (71,183,937)
                                      ------------   -------------   -----------   -------------
   Net increase (decrease)             (3,917,219)   $ (38,410,835)    3,220,367   $  33,402,153
                                      ============   =============   ===========   =============


                               24 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted a reimbursement distribution plan for Class A pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.45% per year of its average daily net assets. Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ..................................................     $54,486
Contingent deferred sales charges retained .........................     $21,319

E. TRANSFER AGENT FEES

For the year ended October 31, 2009, the Fund paid transfer agent fees of $362,190, of which $237,039 was retained by Investor Services.


                               Annual Report | 25

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2013 ...............................   $2,133,269
   2014 ...............................      190,081
   2017 ...............................      276,805
                                          ----------
                                          $2,600,155
                                          ==========

The tax character of distributions paid during the years ended October 31, 2009 and 2008, was as follows:

                               2009          2008
                           -----------   -----------
Distributions paid from:
   Ordinary income .....   $14,698,292   $32,307,220
   Return of capital ...     1,135,469            --
                           -----------   -----------
                           $15,833,761   $32,307,220
                           ===========   ===========

The return of capital at fiscal year end resulted from distributions made in December 2008 in compliance with the requirements of the excise tax rules. The excise tax distribution requirements differ from the fiscal year distribution requirements under Subchapter M of the Internal Revenue Code.

At October 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................   $473,318,497
                                                ============
Unrealized appreciation .....................   $ 18,749,099
Unrealized depreciation .....................       (364,146)
                                                ------------
Net unrealized appreciation (depreciation) ..   $ 18,384,953
                                                ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.


                               26 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short term securities) for the year ended October 31, 2009.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At October 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                    ASSET DERIVATIVES                         LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS   -------------------------------------------   ---------------------------------------
NOT ACCOUNTED FOR AS      STATEMENT OF ASSETS AND       FAIR VALUE     STATEMENT OF ASSETS AND    FAIR VALUE
 HEDGING INSTRUMENTS        LIABILITIES LOCATION          AMOUNT        LIABILITIES LOCATION        AMOUNT
--------------------   -----------------------------   -----------   --------------------------   ----------
Foreign exchange
   contracts .......   Unrealized appreciation on on                 Unrealized depreciation on
                          forward exchange contracts   $10,942,705   forward exchange contracts   $3,594,426


                               Annual Report | 27

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

9. OTHER DERIVATIVE INFORMATION (CONTINUED)

The effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                                     AVERAGE
                                                                                                     NOTIONAL
                                                                                   CHANGE IN          AMOUNT
DERIVATIVE CONTRACTS                                                               UNREALIZED       OUTSTANDING
NOT ACCOUNTED FOR AS                STATEMENT OF               REALIZED GAIN      APPRECIATION      DURING THE
HEDGING INSTRUMENTS             OPERATIONS LOCATIONS             (LOSS)(a)     (DEPRECIATION)(a)   PERIOD(a, b)
--------------------   -------------------------------------   -------------   -----------------   ------------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign
                       currency transactions / Net change
                       in unrealized appreciation
                       (depreciation) on translations of
                       other assets and liabilities
                       denominated in foreign currencies       $(10,109,495)      $19,931,833      $218,775,261

(a)  For the six months ended October 31, 2009.

(b) Notional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(c) regarding derivative financial instruments.

10. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $2,333 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended October 31, 2009, the Fund did not utilize the Global Credit Facility.


                               28 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                              LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                           ------------   ------------     ---     ------------
ASSETS:
   Investments in Securities:
      Foreign Government and
         Agency Securities                 $         --   $301,393,081     $--     $301,393,081
      Short Term Investments                190,310,369             --      --      190,310,369
                                           ------------   ------------     ---     ------------
         Total Investments in Securities   $190,310,369   $301,393,081     $--     $491,703,450
                                           ============   ============     ===     ============
   Forward Exchange Contracts                        --     10,942,705      --       10,942,705
LIABILITIES:
   Forward Exchange Contracts                        --      3,594,426      --        3,594,426

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through December 16, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               Annual Report | 29

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

ABBREVIATIONS

COUNTERPARTY

BOFA - Bank of America N.A
BZWS - Barclays Bank PLC
DBAB - Deutsche Bank AG
HSBC - HSBC Bank USA
JPHQ - JP Morgan Chase Bank, N.A.
UBSW - UBS AG

CURRENCY

AUD - Australian Dollar
CAD - Canadian Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
SEK - Swedish Krona


                               30 | Annual Report

Franklin Templeton Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON HARD CURRENCY
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin Templeton Hard Currency Fund (the "Fund") at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2009


                               Annual Report | 31

Franklin Templeton Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   ------------------------   ----------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1993          133                        Bar-S Foods (meat packing
One Franklin Parkway                                                                              company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2003          110                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007          110                        ICO Global Communications
One Franklin Parkway                                                                              (Holdings) Limited (satellite
San Mateo, CA 94403-1906                                                                          company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 2005          133                        Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                          Heinz Company (processed foods and
                                                                                                  allied products), RTI
                                                                                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               32 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   ------------------------   ----------------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 1993          110                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management  Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2007          133                        Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007          141                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since       110                        None
One Franklin Parkway             Independent       2006 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   ------------------------   ----------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Since 1993          133                        None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

                               Annual Report | 33

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   ------------------------   ----------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007          89                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance    Not Applicable             Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY,Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since March 2009    Not Applicable             Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

GASTON GARDEY (1967)             Treasurer,        Since March 2009    Not Applicable             Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)           Vice President    Since March 2009    Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               34 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   ------------------------   ----------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000          Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President    Since August        Not Applicable             Not Applicable
One Franklin Parkway                               2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     Since 2002          Not Applicable             Not Applicable
One Franklin Parkway             Chief
San Mateo, CA 94403-1906         Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)        Vice President    Since August        Not Applicable             Not Applicable
500 East Broward Blvd.,                            2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President   Since 2006           Not Applicable             Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 35

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------   ------------------------   ----------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005          Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               36 | Annual Report

Franklin Templeton Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HARD CURRENCY FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 37

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TEMPLETON
HARD CURRENCY FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

412 A2009 12/09





Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $46,241 for the fiscal year ended October 31, 2009 and $42,277 for the fiscal year ended October 31, 2008.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended October 31, 2009 and $4,000 for the fiscal year ended October 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2009 and $499 for the fiscal year ended October 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2009 and $283,578 for the fiscal year ended October 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $2,762 for the fiscal year ended October 31, 2009 and $288,077 for the fiscal year ended October 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants. N/A


Item 6. Schedule of Investments. N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
        Management Investment Companies.         N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A


Item 9. Purchases of Equity  Securities  by Closed-End Management Investment
        Company and Affiliated Purchasers.      N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST


By /s/LAURA F. FERGERSON
  ---------------------------
   Laura F. Fergerson
   Chief Executive Officer -
    Finance and Administration
Date  December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ---------------------------
   Laura F. Fergerson
   Chief Executive Officer -
    Finance and Administration
Date  December 28, 2009



By /s/GASTON GARDEY
  ----------------------
  Gaston Gardey
  Chief Financial Officer and
   Chief Accounting Officer
Date  December 28, 2009